UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2017

RENNOVA HEALTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement

As previously disclosed, on March 21, 2017 Rennova Health, Inc. (the “Company”) closed offerings of an aggregate of $16,010,260 principal amount of Senior Secured Original Issue Discount Convertible Debentures due March 21, 2019 (the “Debentures”) and warrants. The Debentures provide that holders are prohibited from converting such Debentures into common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 4.99% of the total number of shares of common stock then issued and outstanding. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, provided that an increase in such percentage shall not be effective until 61 days after notice to the Company. Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd., two of the investors in the offerings, were issued an aggregate of $14,554,500 principal amount of Debentures. As of July 10, 2017, $11,597,282 aggregate principal amount of the Debentures purchased by the Sabby funds remained outstanding.

On July 10, 2017, the Company and the two Sabby funds agreed to amend the remaining Debentures held by such investors. The amendment provides that the 4.99% limitation is amended to be 9.99%, effective immediately. Otherwise there are no changes to the terms and conditions of the Debentures.

The foregoing description of the amendment is a summary, and is qualified by reference to such document, which is attached hereto as Exhibit 10.143.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit Description

10.143	Amendment, dated July 10, 2017, among Rennova Health, Inc. and Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2017	RENNOVA HEALTH, INC.

By: /s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.143	Amendment, dated July 10, 2017, among Rennova Health, Inc. and Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd.

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